UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 8, 2013

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Resignation of Independent Registered Public Accountant

On August 8, 2013 (the “Date of Resignation”), the Audit Committee (the “Audit Committee”) of the Board of Directors of Socket Mobile, Inc. (the “Company”) accepted the resignation of Sam Kan and Company (“Sam Kan”) as Independent Registered Public Accountants. Sam Kan advised the Audit Committee that their firm will no longer be servicing public clients.

Sam Kan served as the Company’s independent registered public accountant for the year ended December 31, 2012. The appointment of Sam Kan was reported on Form 8-K dated February 26, 2013 and filed on March 4, 2013. The report of Sam Kan on the Company’s financial statements as of December 31, 2012 and for the year then ended did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Sam Kan’s report for the fiscal year ended December 31, 2012 included an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended December 31, 2012 and through the Date of Resignation, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Sam Kan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sam Kan would have caused Sam Kan to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements. None of the “reportable events” described in Item 304((a)(1)(V) of Regulation S-K have occurred during the Company’s fiscal year ended December 31, 2012 and through the Date of Resignation.

The Company has provided Sam Kan with a copy of this Form 8-K and requested that Sam Kan provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Sam Kan agrees with the above disclosures. A copy of Sam Kan’s letter, dated August 12, 2013, is attached as Exhibit 16.1 to this Form 8-K.

(b)	Newly Appointed Independent Registered Public Accountant

On August 8, 2013, the Audit Committee approved the appointment of Sadler Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm to perform audit services beginning with the fiscal year ending December 31, 2013. During the Company’s fiscal years ended December 31, 2012 and 2011 and through August 8, 2013, neither the Company, nor anyone on its behalf, consulted Sadler Gibb regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Sam Kan and Company addressed to the Securities and Exchange Commission, dated August 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ David W. Dunlap
Name: David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

Date: August 9, 2013

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Sam Kan and Company addressed to the Securities and Exchange Commission, dated August 12, 2013